1838 INVESTMENT ADVISORS FUNDS

              Supplement To The Prospectus Dated February 28, 2000



     At a meeting held on March 20, 2000, the Board of Trustees of 1838 Investment Advisors Funds (the "Trust") unanimously approved the termination of the 1838 Small Cap Equity Fund (the "Small Cap Fund") upon the redemption of all outstanding shares of the Small Cap Fund. As of the close of business on March 30, 2000, all shareholders of the Small Cap Fund had redeemed all of their Fund shares, and the Fund's assets were liquidated and distributed to the shareholders. The details of the Small Cap Fund's liquidation and termination will be set forth in the Trust's next semi-annual report to shareholders, to be issued in June 2000. Inquiries may be directed to the Trust's transfer agent toll free at (877) 367-1838.

            The date of this Prospectus Supplement is March 31, 2000.